Exhibit 10.17(c)

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

This SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (the “Agreement”) dated as of May 18, 2022 is entered into by and among PUMA BIOTECHNOLOGY, INC., a Delaware corporation (the “Issuer”), the Guarantors party hereto, the Purchasers party hereto and ATHYRIUM OPPORTUNITIES IV CO-INVEST 1 LP, as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Issuer, the Guarantors, the Purchasers and the Administrative Agent entered into that certain Note Purchase Agreement dated as of July 23, 2021 (as amended or modified from time to time, the “Note Purchase Agreement”); and

WHEREAS, the Credit Parties have requested that the Note Purchase Agreement be amended as set forth below, subject to the terms and conditions specified in this Agreement; and

WHEREAS, the parties hereto are willing to amend the Note Purchase Agreement, subject to the terms and conditions specified in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments. The Note Purchase Agreement is hereby amended as follows:

(a)          The following definitions are hereby added to Section 1.01 of the Note Purchase Agreement in appropriate alphabetical order to read as follows:

“Restricted Cash Account” means (a) prior to the Wells to SVB Transition Time, the Wells Fargo Restricted Cash Account and (b) from and after the Wells to SVB Transition Time, collectively, the SVB - LA Restricted Cash Account and the SVB - SF Restricted Cash Account.

“SVB - LA Letter of Credit” has the meaning set forth in Section 8.03(j).

“SVB - LA Restricted Cash Account” has the meaning set forth in Section 8.01(p).

“SVB - SF Letter of Credit” has the meaning set forth in Section 8.03(j).

“SVB - SF Restricted Cash Account” has the meaning set forth in Section 8.01(p).

“Wells Fargo Restricted Cash Account” has the meaning set forth in Section 8.01(p).

“Wells to SVB Transition Time” means the concurrent (or substantially concurrent) occurrence of the cancellation or other termination of the Wells Fargo Letters of Credit and the issuance of the SVB - LA Letter of Credit and the SVB - SF Letter of Credit in replacement thereof.

(b)          The definition of “Excluded Accounts” set forth in Section 1.01 of the Note Purchase Agreement is hereby amended to read as follows:

“Excluded Accounts” means (a) deposit accounts established solely as payroll, trust, employee benefit and other zero balance accounts, (b) the Restricted Cash Account and (c) other deposit accounts, so long as at any time the aggregate balance in all such accounts does not exceed $200,000.

(c)          Clause (p) of Section 8.01 of the Note Purchase Agreement is hereby amended to read as follows:

(p)         (i) prior to the Wells to SVB Transition Time, Liens in favor of Wells Fargo solely on that certain restricted cash account no. [xxxxxx9896] (and the amounts therein) (the “Wells Fargo Restricted Cash Account”) to the extent securing (x) the Wells Fargo Letters of Credit, so long as the amount in such restricted cash account in respect of such letters of credit does not exceed $4,000,000 in the aggregate and (y) the Issuer’s credit card issued by Wells Fargo, so long as the amount in such restricted cash account in respect of such credit card does not exceed $220,000 and (ii) from and after the Wells to SVB Transition Time, Liens in favor of Silicon Valley Bank (x) solely on that certain restricted cash account no. [xxxxxx9940] (and the amounts therein) (the “SVB - LA Restricted Cash Account”) to the extent securing the SVB - LA Letter of Credit, so long as the amount in such restricted cash account in respect of such letter of credit does not exceed $1,500,000 in the aggregate and (y) solely on that certain restricted cash account no. [xxxxxx9936] (and the amounts therein) (the “SVB - SF Restricted Cash Account”) to the extent securing the SVB - SF Letter of Credit, so long as the amount in such restricted cash account in respect of such letter of credit does not exceed $1,091,380 in the aggregate; and

(d)          Clause (j) of Section 8.03 of the Note Purchase Agreement is hereby amended to read as follows:

(j)         (i) prior to the Wells to SVB Transition Time, those certain standby letters of credit issued by Wells Fargo with respect to the Issuer’s leases of office space, in an aggregate amount not to exceed $4,000,000 (collectively, the “Wells Fargo Letters of Credit”) and (ii) from and after the Wells to SVB Transition Time, (x) that certain letter of credit issued by Silicon Valley Bank with respect to the Issuer’s lease of office space in Los Angeles, California, in an aggregate amount not to exceed $1,500,000 (the “SVB - LA Letter of Credit”) and (y) that certain letter of credit issued by Silicon Valley Bank with respect to the Issuer’s lease of office space in San Francisco, California, in an aggregate amount not to exceed $1,091,380 (the “SVB - SF Letter of Credit”); and

2.           Condition Precedent. This Agreement shall be effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Issuer, the Guarantors, the Purchasers and the Administrative Agent.

3.          Reaffirmation of Representations and Warranties; No Default. The Issuer and each other Credit Party represents and warrants to the Administrative Agent and each Purchaser that after giving effect to this Agreement (a) the representations and warranties of the Issuer and each other Credit Party contained in Article VI of the Note Purchase Agreement or any other Note Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this paragraph 3, the representations and warranties contained in clauses (a) and (b) of Section 6.05 of the Note Purchase Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 7.01 of the Note Purchase Agreement, respectively, and (b) no Default or Event of Default exists.

4.           Miscellaneous.

(a)         The Note Purchase Agreement and the obligations of the Credit Parties thereunder and under the other Note Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)         Sections 11.14 and 11.15 of the Note Purchase Agreement are incorporated herein by reference and shall apply, mutatis mutandis, to this Agreement as if fully set forth herein.

(c)         As a material part of the consideration for the Administrative Agent and the Purchasers entering into this Agreement, the Credit Parties agree that the Administrative Agent, the Purchasers, each of their respective Affiliates and each of the foregoing Persons’ respective officers, managers, members, directors, advisors, sub-advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Purchaser Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Note Documents, in each case arising on or prior to the date hereof, except to the extent such actions, causes of action, claims, demands, damages and liabilities result from the gross negligence or willful misconduct of any of the Purchaser Group as determined by a court of competent jurisdiction in a final and nonappealable judgment.

(d)         This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(e)       THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ISSUER:

PUMA BIOTECHNOLOGY, INC.,

a Delaware corporation

By: /s/ Maximo Nougues

Name: Maximo Nougues

Title: Chief Financial Officer

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (MAY 2022)
PUMA BIOTECHNOLOGY, INC

ADMINISTRATIVE AGENT:

ATHYRIUM OPPORTUNITIES

IV CO-INVEST 1 LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV CO-INVEST LLC

By: /s/ Rashida Adams

Name: Rashida Adams

Title: Authorized Signatory

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (MAY 2022)
PUMA BIOTECHNOLOGY, INC

PURCHASERS:

ATHYRIUM OPPORTUNITIES

IV CO-INVEST 1 LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV CO-INVEST LLC

By: /s/ Rashida Adams

Name: Rashida Adams

Title: Authorized Signatory

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (MAY 2022)
PUMA BIOTECHNOLOGY, INC